Pricing Supplement No. 7 Dated November 8, 1995
(To Prospectus dated March 24, 1995  File No.:  33-57671)
Filed Pursuant to:  Rule 424 (b) (3)





                                $250,000,000.00

                                 COMDISCO, INC.

                               Medium-Term Notes
              Due from 9 Months to 15 years From the Date of Issue


                                MEDIUM TERM NOTE
                                   FIXED RATE


Date of Issue:                          November 8, 1995

Maturity Date:                          January 8, 1999

Principal Amount:                       $15,000,000.00

Price to Public:                        100%

Initial Interest Rate:                  6.10%

Interest Payment Dates:                 March 1 and September 1

Form:    __X__ Book Entry            _____ Certificated

Optional Redemption Date:              N/A

Optional Repayment Date:               N/A

Agent's Discount or Commission:       $52,500.00

Cusip Number:                         20033R DK 2